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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): November 8, 2001

Commission File Number: 0-27118

PHARMACOPEIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

CN 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip code)

(609) 452-3600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

    This Form 8-K/A amends the Form 8-K filed on March 9, 2000 to include the required financial statements and pro forma financial information and exhibits.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    The following financial statements and exhibits are filed as part of this Report, where indicated.

(a)
Financial statements of business acquired.

  Attached hereto are audited balance sheets of Synopsys Scientific Systems Limited as of March 31, 1999 and 1998, and profit and loss accounts for the years ended March 31, 1999 and 1998.

  Attached hereto are the unaudited profit and loss accounts for the nine months ended December 31, 1999 and 1998 of Synopsys Scientific Systems Limited.

  The above financial statements of the business acquired have been prepared pursuant to paragraph (c)(v) under Item 17 to Form 20-F and therefore the disclosures specified by paragraph (c)(2)(i), (c)(2)(ii), and (c)(2)(iii) under Item 17 have been omitted.

(b)
Pro forma financial information.

    Attached hereto is the unaudited pro forma condensed combined statement of operations for year ended December 31, 1999, and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2000, based on Pharmacopeia's historical financial statements as adjusted to give effect to the acquisition of Synopsys Scientific Systems Limited.

(c)
Exhibits.

Exhibit Number	Description
2	Share Acquisition Agreement, dated as of February 29, 2000, by and between Pharmacopeia and the Persons named therein. (Filed as an exhibit to Pharmacopeia's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2000, and incorporated herein by reference.)
99
Text of press release, dated February 29, 2000, issued by Pharmacopeia, Inc. (Filed as an exhibit to Pharmacopeia's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2000, and incorporated herein by reference.)

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.
By:	/s/ BRUCE C. MYERS Bruce C. Myers, Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Chief Accounting Officer)

Date: November 8, 2001

2

INDEX TO FINANCIAL STATEMENTS

SYNOPSYS SCIENTIFIC SYSTEMS LIMITED
Company Information	F-2
Contents	F-3
Directors' Report	F-4
Statement of Directors' Responsibilities	F-5
Auditors' Report to the Shareholders of Synopsys Scientific Systems Limited	F-6
Profit and Loss Account for the years ended March 31, 1999 and 1998	F-7
Balance Sheet as of March 31, 1999 and 1998	F-8
Notes the Financial Statements	F-9
Profit and Loss Accounts for the nine months ended December 31, 1999 and 1998 (unaudited)	F-15
PHARMACOPEIA, INC.
Unaudited Pro Forma Condensed Combined Financial Information	F-16
Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1999	F-17
Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2000	F-18
Notes to Unaudited Pro Forma Condensed Combined Financial Information	F-19

3

SYNOPSYS SCIENTIFIC SYSTEMS LIMITED

ANNUAL REPORT

YEAR ENDED 31 MARCH 1999

PANNELL KERR FORSTER
Chartered Accountants

F–1

SYNOPSYS SCIENTIFIC SYSTEMS LIMITED

COMPANY INFORMATION

Directors	Dr K A Harrington A P F Cook Dr J Hayward Dr G A Hopkinson Dr P L M Hoyle Dr E Williams R Wolfson
Secretary	Dr K A Harrington
Company Number	2708693
Registered Office	5 North Hill Road Headingley LEEDS LS6 2EN
Auditors	Pannell Kerr Forster Chartered Accountants Pannell House 6 Queen Street LEEDS LS1 2TW
Bankers	Lloyds Bank plc 19-20 Blenheim Terrace Woodhouse Lane LEEDS LS2 9HD

F–2

SYNOPSYS SCIENTIFIC SYSTEMS LIMITED

F–3

SYNOPSYS SCIENTIFIC SYSTEMS LIMITED
DIRECTORS' REPORT
YEAR ENDED 31 MARCH 1999

    The directors submit their report and the financial statements for the year ended 31 March 1999.

Principal activity

    The principal activity of the company is servicing the fine chemical and pharmaceutical industry with data and computer software.

Directors

    The directors who served during the year and their interests in the company's issued share of capital at the balance sheet date and at the start of the year were:

	Ordinary £1 shares
	1999	1998
Dr K A Harrington	2,500	2,500
A P F Cook	4,000	4,000
Dr J Hayward	4,500	4,500
Dr G A Hopkinson	5,500	5,500
Dr P L M Hoyle	3,500	3,500
Dr E Williams	—	—
R Wolfson	—	—

    None of the directors had an interest in the preferred ordinary shares of the company during the year.

Year 2000 Compliance

    The company has assessed the potential impact of the year 2000 date change on its business, including its own systems and products, and on its suppliers and customers. The directors do not believe that there are any associated material risks or uncertainties, and will continue to keep the situation under review although no significant further action is anticipated. No significant costs have arisen so far and no significant additional costs are expected.

Auditors

    The auditors, Pannell Kerr Forster, will be proposed for reappointment in accordance with section 385 of the Companies Act 1985.

Basis of preparation

    This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

By order of the board
Dr J Hayward Director
28 February 2000

F–4

SYNOPSYS SCIENTIFIC SYSTEMS LIMITED
STATEMENT OF DIRECTORS' RESPONSIBILITIES

    Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements the directors are required to:

  •
  select suitable accounting policies and then apply them consistently;

  •
  make judgements and estimates that are reasonable and prudent;

  •
  prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

    The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

F–5

AUDITORS' REPORT TO THE SHAREHOLDERS OF
SYNOPSYS SCIENTIFIC SYSTEMS LIMITED

    We have audited the financial statements on pages 4 to 11 which have been prepared under the accounting policies set out on page 6.

Respective responsibilities of directors and auditors

    As described on page 2 the company's directors are reponsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

    We conducted our audit in accordance with Auditing Standards. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

    We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

    In our opinion the financial statements give a true and fair view of the state of affairs of the company as at 31 March 1999 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

PANNELL KERR FORSTER
Leeds	Chartered Accountants
28 February 2000	Registered Auditors

F–6

SYNOPSYS SCIENTIFIC SYSTEMS LIMITED
PROFIT AND LOSS ACCOUNT
YEAR ENDED 31 MARCH 1999

	Notes	1999	1998
		£	£
TURNOVER	2	1,558,229	1,186,873
Cost of sales		(914,769)	(681,687)

GROSS PROFIT		643,460	505,186
Distribution costs		(151,045)	(144,762)
Administrative expenses		(197,893)	(209,722)

OPERATING PROFIT	3	294,522	150,702
Interest receivable and similar items		7,354	7,887
Interest payable and similar items		(18,379)	(5,931)

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		283,497	152,658
TAXATION		(59,767)	(31,092)

PROFIT FOR THE FINANCIAL YEAR		223,730	121,566
DIVIDENDS	5	(42,437)	(34,179)

RETAINED PROFITS TRANSFERRED TO RESERVES	11	181,293	87,387

All amounts relate to continuing operations.

There were no recognised gains or losses for the year other than those included in the profit and loss account.

F–7

SYNOPSYS SCIENTIFIC SYSTEMS LIMITED
BALANCE SHEET
31 MARCH 1999

	Notes		1999		1998
			£		£
FIXED ASSETS
Tangible	6		403,570		370,346
CURRENT ASSETS
Stocks		49,500		—
Debtors	7	540,428		235,281
Cash at bank and in hand		254,038		233,537

		843,966		468,818
CREDITORS: amounts falling due within one year	8	(557,040)		(317,097)

NET CURRENT ASSETS			286,926		151,721

TOTAL ASSETS LESS CURRENT LIABILITIES			690,496		522,067
CREDITORS: amounts falling due after more than one year	9		(157,793)		(170,657)

NET ASSETS			532,703		351,410

CAPITAL AND RESERVES
Called up share capital	10		27,281		27,281
Share premium account	11		88,169		88,169
Capital redemption reserve	11		65,400		65,400
Profit and loss account	11		351,853		170,560

SHAREHOLDERS' FUNDS	12		532,703		351,410

The financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985.

The financial statements were approved by the board on 28 February 2000.

Signed on behalf of the board of directors

Dr. J. Hayward, Director

F–8

SYNOPSYS SCIENTIFIC SYSTEMS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
YEAR ENDED 31 MARCH 1999

1  ACCOUNTING POLICIES

    (a) Basis of preparation of financial statements

    The financial statements have been prepared under the historical cost convention.

    (b) Turnover

    Turnover comprises the invoiced value of goods and services supplied by the company, net of value added tax and trade discounts.

    (c) Tangible fixed assets and depreciation

    Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the straight line basis as follows:

Freehold buildings	50 years
Computer hardware and software	2 years or 3 years
Office equipment and furniture	3 years or 4 years
Motor vehicles	4 years
Freehold land is not depreciated.

    (d) Stocks and work in progress

    Stocks and work in progress are stated at the lower of cost and net realisable value. Cost is determined on a first in first out basis, and includes all direct costs incurred and attributable production overheads. Net realisable value is based on estimated selling price allowing for all further costs of completion and disposal.

    (e) Foreign currencies

    Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate ruling on the date of the transaction. Exchange differences are taken into account in arriving at the operating profit.

    (f)  Deferred taxation

    Provision is made for deferred tax using the liability method to the extent that it is probable that a liability will crystallise.

    (g) Pensions

    The company operates a defined contribution pension scheme and the pension charge in the profit and loss account represents the amounts payable by the company to the fund in respect of the year.

2  TURNOVER

    73% of turnover (1998 - 76%) is attributable to geographical markets outside the United Kingdom.

F–9

3  OPERATING PROFIT

    The operating profit is stated after charging:

	1999	1998
	£	£
Depreciation of tangible fixed assets:
—owned by the company	61,139	45,259
Audit fees	4,400	5,000
(Profit)/loss on foreign currency	(10,731)	20,477

4  DIRECTORS' EMOLUMENTS AND BENEFITS

	1999	1998
	£	£
Aggregate of directors' emoluments and other benefits as defined in paragraph 1 of Schedule 6 to the Companies Act 1985	257,991	158,879

    The numbers of directors who were members of company pension schemes were:

	No	No
Money purchase schemes	5	—

5  DIVIDENDS

	1999	1998
	£	£
Ordinary shares
Final proposed	19,955	25,057
Preferred Ordinary shares
Final proposed	22,482	9,122

Total dividends	42,437	34,179

F–10

6  TANGIBLE FIXED ASSETS

	Freehold land & buildings	Computer hardware	Computer software	Office equipment & furniture	Motor vehicles	Total
	£	£	£	£	£	£
Cost
At 1 April 1998	260,000	188,276	68,363	39,934	14,780	571,353
Additions	—	43,057	16,278	20,428	14,600	94,363
Disposals	—	—	—	—	(1,000)	(1,000)

At 31 March 1999	260,000	231,333	84,641	60,362	28,380	664,716

Depreciation
At 1 April 1998	3,300	128,210	47,762	15,636	6,099	201,007
Charge for year	3,300	32,814	12,798	7,622	4,605	61,139
On disposals	—	—	—	—	(1,000)	(1,000)

At 31 March 1999	6,600	161,024	60,560	23,258	9,704	261,146

Net book amount
At 31 March 1999	253,400	70,309	24,081	37,104	18,676	403,570

At 31 March 1998	256,700	60,066	20,601	24,298	8,681	370,346

    Land and buildings above includes £80,000 of land which is not depreciated.

7  DEBTORS

	1999	1998
	£	£
Trade debtors	508,231	192,528
Prepayments and accrued income	32,197	27,649
ACT recoverable	—	15,104

	540,428	235,281

F–11

8  CREDITORS:

Amounts falling due within one year

	1999	1998
	£	£
Bank loan	13,404	11,414
Trade creditors	37,923	51,691
Other creditors	124,692	66,932
Corporation tax	51,332	31,471
Other tax and social security	35,754	4,566
Accruals and deferred income	293,935	151,023

	557,040	317,097

    The bank loan is secured by an unlimited debenture including a legal charge over the freehold property.

9  CREDITORS:

Amounts falling due after more than one year

	1999	1998
	£	£
Bank loans	157,793	170,657

    Included within creditors above are loan installments falling due as follows:

	1999	1998
	£	£
In 2 - 5 years	157,793	61,657
In more than 5 years	—	109,000

    The bank loan is secured by an unlimited debenture including a legal charge over the freehold property.

10  SHARE CAPITAL

	Authorised	Alloted, called up and fully paid
	£	No.	£
At 1 April 1998 and 31 March 1999
Ordinary shares of £1 each (voting)	24,814	20,000	20,000
Preferred ordinary shares of £1 each (voting)	7,281	7,281	7,281

	32,095	27,281	27,281

    The Company has 65,400 authorised cumulative redeemable preference shares of £1 each (non-voting). None of these shares have been issued.

F–12

Rights to dividends

    The preferred ordinary shares are entitled to a dividend which is equal to 6.67% in aggregate of the company's pre-tax profit, after adding back emoluments in excess of £125,000 (index linked from 1992) of the directors who are shareholders.

    The ordinary shares are entitled to a dividend of an amount up to but not exceeding the dividend paid on the preferred ordinary shares.

Voting rights

    The ordinary shares and preferred ordinary shares are entitled to vote at meetings and have one vote per share.

    The cumulative redeemable preference shares are non voting.

Return on capital

    In the event of a winding up, after the payment of its liabilities, the preferred ordinary shares would be entitled to £7.4995 per preferred ordinary share together with a sum equal to any arrears deficiency or accruals of dividend. The ordinary shares would then be entitled to a sum equal to the amount of capital paid up or credited as paid up on each ordinary share and the balance of any remaining assets would be distributed to the holders of preferred ordinary shares and ordinary shares, pari passu, in proportion to the amounts paid up on the preferred ordinary shares and ordinary shares.

    At the year end three executive employees of the company had options to subscribe for specified ordinary shares of the company at the price of £8.50 per share under the terms of the Synopsys Scientific Systems Limited Executive Share Option Scheme.

F–13

11  RESERVES

Share premium account	£
At 1 April 1998 and 31 March 1999	88,169

Capital redemption reserve	£
At 1 April 1998 and 31 March 1999	65,400

Profit and loss account	£
At 1 April 1998	170,560
Profit for the year	223,730
Dividends	(42,437)

At 31 March 1999	351,853

12  SHAREHOLDERS' FUNDS

	1999	1998
	£	£
Shareholders' funds at 1 April 1998	351,410	264,023
Profit for the financial year	223,730	121,566
Dividends	(42,437)	(34,179)

Shareholders' funds at 31 March 1999	532,703	351,410

13  PENSION COSTS

    The company operates a defined contribution pension scheme, the assets of which are held separately from those of the company in an independently administered fund.

    Contributions made by the company to the scheme during the year amounted to £55,000 (1998 - £NIL).

F–14

Synopsys Scientific Systems Limited
Profit and Loss Accounts (unaudited)

	Nine months ended 31 December
	1999	1998
Turnover	1,059,785	1,193,098
Cost of Sales	(560,964)	(376,646)

Gross Profit	498,821	816,452
Operating Expenses:
Distribution costs	(93,039)	(98,142)
Administrative expenses	(398,030)	(377,976)

Operating profit	7,752	340,334
Interest receivable and similar items	6,554	4,601
Interest payable and similar items	(10,700)	(15,375)

Profit on ordinary activities before taxation	3,606	329,560
Taxation	(721)	(65,912)

Profit	2,885	263,648

Synopsys Scientific Systems Limited

Notes to unaudited Profit and Loss Accounts

1.  Accounting policies

    The profit and loss accounts for the nine months ended 31 December 1999 and 31 December 1998 have been prepared on a basis consistent with the accounting policies disclosed in the financial statements of Synopsys Scientific Systems Limited for the two years ended 31 March 1999.

2.  Generally accepted accounting policies

    These interim financial statements are presented in the local currency, which is British pounds, and have been prepared in accordance with United Kingdom generally accepted accounting principles (UK GAAP), which can differ in certain significant respects from generally accepted accounting principles in the United States of America (US GAAP).

F–15

PHARMACOPEIA, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

    The following unaudited pro forma condensed combined financial statements give effect to the acquisition by Pharmacopeia ("Acquisition") of Synopsys Scientific Systems Limited ("Synopsys").

    The unaudited pro forma condensed combined financial information is based on the consolidated financial statements of Pharmacopeia giving effect to the Acquisition under the assumptions and adjustments outlined in the accompanying notes to unaudited pro forma condensed combined financial information. Such pro forma adjustments are based upon available information and upon certain assumptions that Pharmacopeia's management believes are reasonable under the circumstances. These pro forma financial statements are presented for illustrative purposes only and therefore are not necessarily indicative of the operating results or financial position that might have been achieved had the Acquisition occurred as of an earlier date, nor are they necessarily indicative of operating results or financial position which may occur in the future.

    Pharmacopeia's condensed financial information included in these pro forma financial statements is derived from its March 31, 2000 unaudited consolidated financial statements included in its Form 10-Q which includes the net assets and results of operations of Synopsys since the Acquisition, and from its December 31, 1999 audited consolidated financial statements included in its Form 10-K/A. Synopsys' financial information included in these pro forma financial statements is derived from its two-months ended February 29, 2000 and twelve-months ended December 31, 1999 unaudited financial statements. No adjustment to US GAAP was made since the difference was not material.

    Pharmacopeia's unaudited condensed consolidated financial statements as of March 31, 2000 and for the three months then ended, and Synopsys' unaudited financial statements as of February 29, 2000 and for the two months then ended, have been prepared in accordance with generally accepted accounting principles applicable to interim financial information and in the opinions of Pharmacopeia's and Synopsys' respective management, include all adjustments necessary for a fair presentation of financial information for such interim periods.

F–16

Pharmacopeia, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 1999

(in thousands, except per share amounts)

	Pharmacopeia	Synopsys	Pro Forma Adjustments		Pro Forma
Revenue:
Drug discovery services	$34,581	$0	$0		$34,581
Software license, service and other	60,943	2,227	0		63,170
Hardware	8,435	0	0		8,435

Total revenue	103,959	2,227	0		106,186
Cost of revenue:
Drug discovery services	20,814	0	0		20,814
Software license, service and other	7,430	1,183	1,014	1	9,627
Hardware	7,512	0	0		7,512

Total cost of revenue	35,756	1,183	1,014		37,953
Gross Margin	68,203	1,044	(1,014)		68,233
Operating costs and expenses:
Research and development	27,282	0	0		27,282
Sales, general and administrative	40,403	1,142	1,120	2	42,665
Goodwill amortization	369	0	2,509	3	2,878
In process R&D write-off	0	0	0		0

Total operating costs and expenses	68,054	1,142	3,629		72,825
Operating income (loss)	149	(98)	(4,643)		(4,592)
Interest and other income, net	4,122	(5)	(1,186)	4	2,931

Income (loss) before provision (benefit) for income taxes	4,271	(103)	(5,829)		(1,661)
Provision for income taxes	500	0	0		500

Net income (loss)	$3,771	$(103)	$(5,829)		$(2,161)

Earnings (loss) per share — basic	$0.19				$(0.11)
Weighted average shares outstanding — basic	19,684				19,703
Earnings (loss) per share — diluted	$0.19				$(0.11)
Weighted average shares outstanding — diluted	20,294				19,703

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information

F–17

Pharmacopeia, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the three months ended March 31, 2000

(in thousands, except per share amounts)

	Pharmacopeia	Synopsys	Pro Forma Adjustments		Pro Forma
Revenue:
Drug discovery services	$10,630	$0	$0		$10,630
Software license, service and other	12,256	796	0		13,052
Hardware	964	0	0		964

Total revenue	23,850	796	0		24,646
Cost of revenue:
Drug discovery services	5,876	0	0		5,876
Software license, service and other	1,870	365	169	1	2,404
Hardware	918	0	0		918

Total cost of revenue	8,664	365	169		9,198
Gross Margin	15,186	431	(169)		15,448
Operating costs and expenses:
Research and development	5,690	0	0		5,690
Sales, general and administrative	9,253	328	187	2	9,768
Goodwill amortization	327	0	418	3	745
In process R&D write-off	6,400	0	(6,400)	5	0

Total operating costs and expenses	21,670	328	(5,795)		16,203
Operating income (loss)	(6,484)	103	5,626		(755)
Interest and other income, net	812	4	(198)	4	618

Income (loss) before provision (benefit) for income taxes	(5,672)	107	5,428		(137)
Provision for income taxes	125	0	0		125

Net income (loss)	$(5,797)	$107	$5,428		$(262)

Earnings (loss) per share — basic	$(0.27)				$(0.01)
Weighted average shares outstanding — basic	21,106				21,125
Earnings (loss) per share — diluted	$(0.27)				$(0.01)
Weighted average shares outstanding — diluted	21,106				21,125

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information

F–18

PHARMACOPEIA, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.
Pharmacopeia assigned approximately $3.0 million of the purchase price to developed technology which is being amortized over three years. This adjustment is to record the amortization of developed technology for the full year of 1999, and for the two months in the quarter ended March 31, 2000 prior to the completion of the Acquisition.

2.
Pharmacopeia assigned approximately $3.3 million of the purchase price to assembled work force and customer list which is being amortized over three years. This adjustment is to record the amortization of these intangible assets for the full year of 1999, and for the two months in the quarter ended March 31, 2000 prior to the completion of the Acquisition.

3.
Pharmacopeia assigned approximately $12.5 million of the purchase price to goodwill which is being amortized over five years. This adjustment is to record the amortization of goodwill for the full year of 1999, and for the two months in the quarter ended March 31, 2000 prior to the completion of the Acquisition.

4.
To reflect lost interest income on cash of $23.7 million used to complete the Acquisition for the full year of 1999, and for the two months in the quarter ended March 31, 2000 prior to the completion of the Acquisition.

5.
Pharmacopeia's cost to acquire Synopsys totaled $25.6 million and included 19,142 shares of common stock. In addition to the purchase price allocated to the assets discussed above, $6.4 million was allocated to in process research and development based on an independent valuation. This charge is not reflected in the accompanying pro forma condensed combined statements of operations. The 19,142 shares of common stock are included in the pro forma weighted average shares outstanding.

F–19

EXHIBIT INDEX

Exhibit Number	Description
2	Share Acquisition Agreement, dated as of February 29, 2000, by and between Pharmacopeia and the Persons named therein. (Filed as an exhibit to Pharmacopeia's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2000, and incorporated herein by reference.)
99	Text of press release, dated February 29, 2000, issued by Pharmacopeia, Inc. (Filed as an exhibit to Pharmacopeia's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2000, and incorporated herein by reference.)

QuickLinks

Signatures
INDEX TO FINANCIAL STATEMENTS
Synopsys Scientific Systems Limited Profit and Loss Accounts (unaudited)
PHARMACOPEIA, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Pharmacopeia, Inc. Unaudited Pro Forma Condensed Combined Statement of Operations For the year ended December 31, 1999 (in thousands, except per share amounts)
Pharmacopeia, Inc. Unaudited Pro Forma Condensed Combined Statement of Operations For the three months ended March 31, 2000 (in thousands, except per share amounts)
PHARMACOPEIA, INC. NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
EXHIBIT INDEX